Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

This Amendment No. 6 to Credit Agreement (this “Agreement”) dated as of November 18, 2016 (the “Effective Date”) is among JP Energy Partners LP, a Delaware limited partnership (the “Borrower”), JP Energy Refined Products, LLC, a Delaware limited liability company, JP Energy ATT, LLC, a Delaware limited liability company, JP Energy Caddo, LLC, a Delaware limited liability company, Pinnacle Propane, LLC, a Texas limited liability company, Pinnacle Propane Express, LLC, a Delaware limited liability company, Alliant Gas, LLC, a Texas limited liability company, JP Energy Crude Oil Services, LLC, a Delaware limited liability company, JP Falco, LLC, a Delaware limited liability company, JP Energy Storage, LLC, a Oklahoma limited liability company, JP Energy Permian, LLC, a Delaware limited liability company, JP Energy Products Supply, LLC, a Delaware limited liability company, and JP Liquids, LLC, a Delaware limited liability company, (each a “Guarantor”), the undersigned Lenders (as defined below) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into the Credit Agreement dated as of February 12, 2014 (as amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Borrower, the GP, American Midstream Partners, LP, American Midstream GP, LLC, Argo Merger Sub, LLC, and Argo Merger GP Sub, LLC have entered into that certain Agreement and Plan of Merger dated as of October 23, 2016 (as in effect on the Effective Date, the “AMID Acquisition Agreement”) and the other AMID Acquisition Documents (as hereinafter defined), pursuant to which American Midstream Partners, LP, through one or more wholly-owned subsidiaries, has agreed to purchase 100% of the Equity Interests in the Borrower (such acquisition, the “AMID Acquisition”).  For purposes hereof, the “AMID Acquisition Documents” shall mean (a) the AMID Acquisition Agreement, and (b) each other agreement, instrument, certificate or document executed and delivered by any Loan Party or any other party to the AMID Acquisition Agreement at any time in connection with the AMID Acquisition, as in effect on the Effective Date.

C.                                    In connection with the AMID Acquisition, the Borrower has requested that the Administrative Agent, the Lenders, the L/C Issuer and the Swing Line Lender agree to make certain amendments to the Credit Agreement, as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective upon the occurrence of the AMID Acquisition Effective Date (as defined in Section 6 below), the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in the appropriate alphabetical order as follows:

“AMID Acquisition Effective Date” has the meaning set forth in the Sixth Amendment.

“Sixth Amendment” means that certain Amendment No. 6 to Credit Agreement dated as of November 18, 2016, among the Borrower, the Guarantors, the lenders party thereto, and the Administrative Agent.

(b)                                 The definition of “GP” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“GP” means, (i) prior to the occurrence of the AMID Acquisition Effective Date, JP Energy GP II, LLC, a Delaware limited liability company, and (ii) on and after the occurrence of the AMID Acquisition Effective Date, Argo Merger GP Sub, LLC, a Delaware limited liability company.

(c)                                  Section 10.06(a) of the Credit Agreement is hereby amended by (1) deleting “or” at the end of clause (ii) thereof, (2) adding “, or” at the end of clause (iii) thereof, and (2) adding the following new clause (iv):

(iv)                              that MLPFS may, without notice to the Borrower, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement.

(d)                                 Section 8.01 of the Credit Agreement is hereby amended by (1) deleting “or” at the end of clause (k) thereof, (2) adding “, or” at the end of clause (l) thereof, and (2) adding the following new clause (m):

(m)                             AMID Notes Offering. The net cash proceeds of any senior unsecured notes offering issued or guaranteed by American Midstream Partners, LP or any of its Subsidiaries are not (i) applied to the prepayment in full of the Obligations or (ii) used to redeem or repurchase such senior unsecured notes in accordance with the terms and conditions thereof, in each case, within 10 Business Days after the receipt of such net cash proceeds or, if applicable, the release of the same from escrow.

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Section 3.                                           Reaffirmation of Liens; Reaffirmation of Guaranty.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Collateral Documents securing and supporting the Borrower’s obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Collateral Documents and that according to their terms the Collateral Documents will continue in full force and effect to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Collateral Documents are valid and subsisting and create a perfected Lien in the Collateral to the extent, and with the priority, contemplated by the Collateral Documents to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

(b)                                 Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 4.                                           Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

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Section 5.                                           Conditions to Effectiveness of this Agreement.  Subject to Section 6 below with respect to the effectiveness of Section 2 of this Agreement, this Agreement shall become effective as of the Effective Date upon the occurrence of all of the following:

(a)                                 Documentation.  The Administrative Agent shall have received the following:

(1)                                 this Agreement, duly and validly executed by the Required Lenders and the Borrower and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and the Required Lenders, in sufficient copies for each Lender;

(2)                                 a true and complete executed copy of each material AMID Acquisition Document as of the Effective Date including, for the avoidance of doubt, an executed copy of the AMID Acquisition Agreement, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and

(3)                                 a true and complete executed copy of an amendment to that certain Amended and Restated Credit Agreement dated as of September 5, 2014, among American Midstream, LLC, as a borrower, Blackwater Investments, Inc., as a borrower, American Midstream Partners, LP, the lenders party thereto, and Bank of America, as administrative agent (the “AMID Credit Agreement”) excluding the Borrower and its Subsidiaries from the requirements and limitations of the AMID Credit Agreement and otherwise in form and substance reasonably satisfactory to the Administrative Agent, which amendment shall be in full force and effect.

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement and the other Loan Documents being true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Sections 6.01 of the Credit Agreement.

(c)                                  No Default or Event of Default. Before and after giving effect to this Agreement, there being no Default or Event of Default which has occurred and is continuing.

(d)                                 Expenses.  The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement or any other written agreement.

Section 6.                                           Conditions to Effectiveness of Section 2.  Notwithstanding anything herein to the contrary, Section 2 of this Agreement shall become effective, and the Credit Agreement shall be amended as provided in Section 2, only upon the occurrence of the AMID

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Acquisition Effective Date.  For purposes of this Agreement, “AMID Acquisition Effective Date” is the date on or prior to which each of the following has occurred:

(1)                                 Consummation of the AMID Acquisition.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (i) the AMID Acquisition is concurrently being consummated in accordance with applicable law and the terms of the AMID Acquisition Agreement, and American Midstream Partners, LP is acquiring, directly or indirectly, 100% of the Equity Interests in the Borrower as contemplated by the AMID Acquisition Agreement; and (ii) none of the AMID Acquisition Documents delivered pursuant to Section 5 of this Agreement have been amended or otherwise modified in any respect adverse to any Loan Party or to the interests of the Administrative Agent or any Lender and no new material AMID Acquisition Document has been entered into since the Effective Date, in each case, without the prior written consent of the Required Lenders.

(2)                                 Expenses.  The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement or any other written agreement.

Section 7.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 8.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 9.                                           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

JP ENERGY PARTNERS LP
By: JP Energy GP II LLC, its general partner

By:	/s/ Patrick J. Welch
Name:	Patrick J. Welch
Title:	Chief Financial Officer

GUARANTORS:

JP ENERGY REFINED PRODUCTS, LLC
JP ENERGY ATT, LLC
JP ENERGY CADDO, LLC
JP ENERGY CRUDE OIL SERVICES, LLC
JP FALCO, LLC
JP ENERGY STORAGE, LLC
JP ENERGY PERMIAN, LLC
JP ENERGY PRODUCTS SUPPLY, LLC

By:	/s/ Patrick J. Welch
Name:	Patrick J. Welch
Title:	Chief Financial Officer

PINNACLE PROPANE, LLC
PINNACLE PROPANE EXPRESS, LLC
ALLIANT GAS, LLC
JP LIQUIDS, LLC

By:	/s/ Patrick J. Welch
Name:	Patrick J. Welch
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender

By:	/s/ Jameson Burke
Name:	Jameson Burke
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Laureline de Lichana
Name:	Laureline de Lichana
Title:	Director

By:	/s/ Susana Fornies
Name:	Susana Fornies
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

ZB, N.A. dba Amegy Bank,
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

CADENCE BANK, N.A. , as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Executive Vice President

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Graeme Palmer
Name:	Graeme Palmer
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 6

JP ENERGY PARTNERS LP